Exhibit 10.1

[EXECUTION COPY]

AMENDMENT NO. 3

TO

CREDIT AGREEMENT

AMENDMENT NO. 3 TO CREDIT AGREEMENT, dated as of June 23, 2011 (this “Agreement”), among PILGRIM’S PRIDE CORPORATION, a Delaware corporation (the “Company”), TO-RICOS, LTD., a Bermuda company, TO-RICOS DISTRIBUTION, LTD., a Bermuda company (collectively, the “Borrowers”), the various Subsidiaries (such capitalized term and all other capitalized terms not defined herein shall have the meanings provided for in Article I) of the Company parties hereto, the various financial institutions parties hereto (collectively, the “Lenders”), and COBANK, ACB, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to the Credit Agreement, dated as of December 28, 2009, as amended (the “Existing Credit Agreement”), and the other Loan Documents;

WHEREAS, the Borrowers have requested that, as of the Effective Date, the Existing Credit Agreement be amended as herein provided; and

WHEREAS, the Lenders are willing, subject to the terms and conditions hereinafter set forth, to make such amendments;

NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Agreement shall have the following meanings:

“Administrative Agent” is defined in the preamble.

“Agreement” is defined in the preamble.

“Amended Credit Agreement” means the Existing Credit Agreement as amended by this Agreement as of the Effective Date.

“Borrowers” is defined in the preamble.

“Company” is defined in the preamble.

“Effective Date” is defined in Section 5.1.

“Existing Credit Agreement” is defined in the first recital.

“Lenders” is defined in the preamble.

SECTION 1.2. Other Definitions. Unless otherwise defined or the context otherwise requires, terms used herein (including in the preamble and recitals hereto) have the meanings provided for in the Existing Credit Agreement.

ARTICLE II

AMENDMENTS

Effective on (and subject to the occurrence of) the Effective Date, the Existing Credit Agreement is amended as follows:

SECTION 2.1. Amendments to Section 1.01. (a) The following new defined terms are added in the appropriate alphabetical order to Section 1.01 of the Existing Credit Agreement:

(i) “Amendment No. 3 Effective Date” means the “Effective Date” as defined in Amendment No. 3 to Credit Agreement.

(ii) “Amendment No. 3 to Credit Agreement” means Amendment No. 3 to Credit Agreement, dated as of June 23, 2011, among the parties thereto.

(iii) “June 2011 Plan Sponsor Subordinated Indebtedness” means the Plan Sponsor Subordinated Indebtedness in the original principal amount of $50,000,000 that was loaned by the Plan Sponsor to the Company pursuant to Section 5.1.2 of Amendment No. 3 to Credit Agreement.

(iv) “Plan Sponsor Intercreditor Agreement” means the Subordination and Intercreditor Agreement between the Plan Sponsor and the Administrative Agent that was entered into pursuant to Section 5.1.3 of Amendment No. 3 to Credit Agreement.

(v) “Supplemental June 2011 Plan Sponsor Subordinated Indebtedness” has the meaning assigned to such term in Section 11.09.

(vi) “Suspension Period” means the period beginning on June 26, 2011 and ending on September 23, 2012.

(b) The following defined terms set forth in Section 1.01 of the Existing Credit Agreement shall be amended as follows:

(i) Clause (A) of the proviso to the defined term “EBITDA” set forth in the Existing Credit Agreement is amended as follows:

“(A) aggregate principal amount of Plan Sponsor Subordinated Indebtedness (other than the payment of any interest on any Plan Sponsor Subordinated Indebtedness in the form of additional Plan Sponsor Subordinated Indebtedness) included in calculating EBITDA during the term of this Agreement shall not exceed $200,000,000 and”.

(ii) “Loan Documents” is amended and restated in the entirety as follows:

“‘Loan Documents’ means this Agreement, any Notes issued pursuant to this Agreement, any Letters of Credit applications, the Collateral Documents, the U.S. Guaranty, the Bermuda Guaranty, the Plan Sponsor Intercreditor Agreement and all other agreements, instruments, documents and certificates identified in or entered into pursuant to Section 4.01 or the other terms of this Agreement, in each case executed by or on behalf of any Loan Party and delivered to, or in favor of, the Administrative Agent or any other Lender Party in connection with any of the foregoing agreements, instruments and documents.”

(iii) “Consolidated Tangible Net Worth” is amended and restated in the entirety as follows:

“‘Consolidated Tangible Net Worth’ means, as of any date of determination, Shareholders’ Equity plus the outstanding principal amount of any Plan Sponsor Subordinated Indebtedness (including, without limitation, the June 2011 Plan Sponsor Subordinated Indebtedness and the Supplemental June 2011 Plan Sponsor Subordinated Indebtedness, if any) on such date, minus Intangible Assets on such date.”

SECTION 2.2. Amendments to Section 6.01(x). Section 6.01(x) of the Existing Credit Agreement is amended as follows:

(a) adding after the terms “provided that” which appear on the 14th line of such paragraph “(I)”; and

(b) adding after the semicolon appearing on the last line thereof the following:

“(II) in connection with the incurrence by the Loan Parties of the June 2011 Plan Sponsor Subordinated Indebtedness and the Supplemental June 2011 Plan Sponsor Subordinated Indebtedness, if any, the Loan Parties shall not be required to comply with the requirements of sub-clause (B)(2) of this paragraph; and (III) notwithstanding the requirements of sub-clause (A)(x) of this paragraph, the Loan Parties shall be permitted to make cash principal and interest payments on any Plan Sponsor Subordinated Indebtedness if, at any date of determination on or after the end of the Suspension Period, (x) the Leverage Ratio, determined for the four consecutive Fiscal Quarters most recently ending, as of such date of determination, and after giving effect to any Revolving Loans made in connection with any such payments, is less than 4.0:1.0 and (y) no Default or Event of Default has occurred and is continuing immediately before or after giving effect to any such payment; and”

SECTION 2.3. Amendments to Section 6.12. Section 6.12 of the Existing Credit Agreement is amended and restated in entirety as follows:

“Section 6.12 Capital Expenditures. The Borrowers will not, nor will it permit any Subsidiary to, incur or make any Capital Expenditures during any period set forth below in an amount exceeding the sum of (a) the amount set forth opposite such period and (b) any amounts available under the Additional Equity Interest Basket:

Period	Maximum Capital Expenditures

Fiscal Year ending on December 26, 2010	$225,000,000

Fiscal Year ending on December 25, 2011 and Fiscal Year ending on December 30, 2012	$175,000,000

Each Fiscal Year ending on December 29, 2013 and thereafter	$350,000,000”

SECTION 2.4. Amendments to Section 6.13. Section 6.13 of the Existing Credit Agreement is amended and restated in entirety as follows:

“(a) Minimum Fixed Charge Coverage Ratio. The Borrowers will not permit the Fixed Charge Coverage Ratio, determined on the last day of each Fiscal Quarter, to be less than (i) 1.20:1.00, for any period prior to Amendment No. 1 Effective Date, (ii) 1.05:1.00, for any period from and after Amendment No. 1 Effective Date until and including March 27, 2011, (iii) 1.05:1.00, for any period beginning September 24, 2012 until June 30, 2013, and (iv) 1.10:1.00 for any period beginning on or after July 1, 2013; provided that the Fixed Charge Coverage Ratio shall initially be calculated on December 27, 2009 and shall be based solely on the financial performance of the Company for the period from and after March 29, 2009 (the calculation as of such date being based on the preceding and following three Fiscal Quarters’ financial performance of the Company (as contemplated by the definition of ‘Fixed Charge Coverage Ratio’)); the calculation as of March 28, 2010 being based on the preceding and following four Fiscal Quarters’ financial performance of the Company (as contemplated by the definition of “Fixed Charge Coverage Ratio”); and so on until the calculation as of March 27, 2011 and each Fiscal Quarter thereafter being based on the preceding and following eight Fiscal Quarters’ financial performance of the Company (as contemplated by the definition of “Fixed Charge Coverage Ratio”).

(b) Senior Leverage Ratio. The Borrowers will not permit the Senior Leverage Ratio, determined for any period of four consecutive Fiscal Quarters ending on the last day of each Fiscal Quarter, to be greater than (i) 4.00:1.00, for the period from Amendment No. 1 Effective Date until and including March 27, 2011, (ii) 4.00;1.00, for the period from the September 24, 2012 until June 30, 2013, (iii) 3.75:1.00, for the period from July 1, 2013 until December 29, 2013, and (iii) 3.50:1.00, for each period thereafter.

(c) Minimum Consolidated Tangible Net Worth. The Borrowers will not permit Consolidated Tangible Net Worth, as of the last day of any Fiscal Quarter, to be less than the sum of (i) $550,000,00 plus (ii) 50% of the cumulative Net Income (excluding any losses) of the Company and the Subsidiaries from the Effective Date through such date of calculation.”

SECTION 2.5. Amendments to Article VII. Clause (d) of Article VII of the Existing Credit Agreement is amended by inserting at the end thereof the following: “or the Plan Sponsor shall not comply with Section 11.09;”.

SECTION 2.6. New Section 11.08. A new Section 11.08 is added to the Existing Credit Agreement as follows:

“SECTION 11.08. Temporary Modification of Certain Provisions. (a) EBITDA (other than that part thereof which is comprised of the Plan Sponsor Subordinated Indebtedness) and cash Taxes that are used in the calculation of Fixed Charge Coverage Ratio and cash Interest Expense that is used in the calculation of Fixed Charges for the first seven Fiscal Quarters following the end of the Suspension Period shall be based solely on the financial performance of the Company beginning from and after the end of the Suspension Period, with such results to be multiplied as follows:

Fiscal Quarter End	Multiplier
December 30, 2012	8.00
March 31, 2013	4.00
June 30, 2013	2.67
September 29, 2013	2.00
December 29, 2013	1.60
March 30, 2014	1.33
June 29, 2014	1.14

Beginning as of the eighth Fiscal Quarter following the end of the Suspension Period, the Fixed Charge Coverage Ratio shall be calculated as provided in the definition thereof and without giving effect to the multiplier set forth above.

(b) The unfinanced portion of Capital Expenditures that is used in the calculation of Fixed Charge Coverage Ratio for the four Fiscal Quarters following the end of the Suspension Period shall be calculated as follows: (i) for the Fiscal Quarter ending as of December 30, 2012, based upon the unfinanced portion of Capital Expenditures for the four prior Fiscal Quarters; (ii) for the Fiscal Quarter ending as of March 31, 2013, based upon the unfinanced portion of Capital Expenditures for the five prior Fiscal Quarters; (iii) for the Fiscal Quarter ending as of June 30, 2013, based upon the unfinanced portion of Capital Expenditures for the six prior Fiscal Quarters; and (iv) for the Fiscal Quarter ending as of September 29, 2013, based upon unfinanced portion of Capital Expenditures for the seven prior Fiscal Quarters. Beginning as of the eighth Fiscal Quarter following the end of the Suspension Period, the Fixed Charge Coverage Ratio shall be calculated as provided in the definition thereof and without giving effect to the foregoing.

(c) EBITDA that is used in the calculation of Leverage Ratio for the first three Fiscal Quarters following the end of the Suspension Period shall be based solely on the financial performance of the Company beginning from and after the end of the Suspension Period, with such results to be multiplied as follows:

Fiscal Quarter End	Multiplier
December 30, 2012	4.00
March 31, 2013	2.00
June 30, 2013	1.33

Beginning as of the fourth Fiscal Quarter following the end of the Suspension Period, the Leverage Ratio shall be calculated as provided in the definition thereof and without giving effect to the multiplier set forth above.”

SECTION 2.7. New Section 11.09. A new Section 11.09 is added to the Existing Credit Agreement as follows:

“SECTION 11.09. Supplemental June 2011 Plan Sponsor Subordinated Indebtedness. If during the Suspension Period, Availability is at any time less than $200,000,000 the Plan Sponsor agrees to loan to the Company $50,000,000, on substantially the same terms as the June 2011 Plan Sponsor Subordinated Indebtedness, promptly and in any event not later than seven Business Days thereafter (the ‘Supplemental June 2011 Plan Sponsor Subordinated Indebtedness’); provided, that any differences between the terms and conditions of the June 2011 Plan Sponsor Subordinated Indebtedness and the terms and conditions of the Supplemental June 2011 Plan Sponsor Subordinated Indebtedness shall be reasonably satisfactory to the Administrative Agent and Rabobank.”

ARTICLE III

REPRESENTATIONS AND WARRANTIES

In order to induce the Lenders to make the amendments provided for in Article II, each Borrower hereby (a) represents and warrants that (i) each of the representations and warranties of the Loan Parties contained in the Existing Credit Agreement and in the other Loan Documents is true and correct in all material respects on and as of the date hereof, except that such representations and warranties (A) that relate solely to an earlier date shall be true and correct in all material respects as of such earlier date and (B) shall be true and correct in all respects to the extent they are qualified by a materiality standard and (ii) no Default or Event of Default has occurred and is continuing; and (b) agrees that the incorrectness in any respect of any representation and warranty contained in the preceding clause (a) shall constitute an immediate Event of Default. Without limiting the foregoing, each Borrower hereby (x) ratifies and confirms all of the terms, covenants and conditions set forth in the Loan Documents and hereby agrees that it remains unconditionally liable to the Administrative Agent and the Lenders in accordance with the respective terms, covenants and conditions set forth in the Loan Documents, and all the Collateral thereto in favor of the Administrative Agent (for the benefit of the Lender Parties) continues unimpaired and in full force and effect, and (y) waives all defenses, claims, counterclaims, rights of recoupment or set-off against any of its Obligations.

ARTICLE IV

ACKNOWLEDGMENT OF SUBSIDIARIES

By executing this Agreement, each Subsidiary of the Company that is a party hereto hereby confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Effective Date each reference therein to the Credit Agreement shall refer to the Existing Credit Agreement after giving effect to this Agreement. Without limiting the foregoing, each such Subsidiary waives all defenses, claims, counterclaims, rights of recoupment or set-off with respect to any of such Subsidiary’s Obligations.

ARTICLE V

CONDITIONS TO EFFECTIVENESS; EXPIRATION

SECTION 5.1. Effective Date. This Agreement shall become effective on such date (the “Effective Date”) when the conditions set forth in this Section have been satisfied.

SECTION 5.1.1 Execution of Agreement. The Administrative Agent shall have received counterparts of this Agreement duly executed and delivered on behalf of the Borrowers, each of the Subsidiaries of the Company parties to the Existing Credit Agreement, the Administrative Agent, Rabobank and the Required Lenders.

SECTION 5.1.2 June 2011 Plan Sponsor Subordinated Indebtedness. The Plan Sponsor shall have loaned to the Company $50,000,000 pursuant to the terms of the documentation set forth as Exhibit A to this Agreement.

SECTION 5.1.3 Plan Sponsor Intercreditor Agreement. The Plan Sponsor, the Loan Parties and the Administrative Agent shall have entered into the Intercreditor Agreement in substantially the form of Exhibit B to this Agreement.

SECTION 5.1.4 Fees. The Administrative Agent shall have received on the Effective Date the fees required to be paid pursuant to the fee letters that have been entered into in connection with this Agreement. In addition, each Lender that enters into the Agreement on or prior to the Effective Date shall have received a one-time amendment fee, earned and payable in full severally on the Effective Date, equal to 0.25% of each such Lender’s aggregate Revolving Commitment (if such Lender is a Revolving Lender) and 0.25% of each such Lender’s aggregate principal amount of Term Loans (if such Lender is a Term Lender) on the Effective Date.

SECTION 5.1.5 Representations and Warranties. The representations and warranties made by the Borrowers pursuant to Article III as of the Effective Date shall be true and correct.

SECTION 5.2. Expiration. If the Effective Date has not occurred on or prior to 10:00 a.m. (New York, New York time) on June 26, 2011, the agreements of the parties contained in this Agreement shall terminate immediately on such date and without further action.

ARTICLE VI

MISCELLANEOUS

SECTION 6.1. Cross-References. References in this Agreement to any Article or Section are, unless otherwise specified, to such Article or Section of this Agreement.

SECTION 6.2. Loan Document Pursuant to Amended Credit Agreement. This Agreement is a Loan Document executed pursuant to the Amended Credit Agreement. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions contained in the Existing Credit Agreement and each other Loan Document shall remain unamended or otherwise unmodified and in full force and effect.

SECTION 6.3. Limitation of Amendments. The amendments set forth in Article II shall be limited precisely as provided for herein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Existing Credit Agreement or of any term or provision of any other Loan Document or of any transaction or further or future action on the part of any Borrower or any other Loan Party which would require the consent of any of the Lenders under the Existing Credit Agreement or any other Loan Document.

SECTION 6.4. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

SECTION 6.5. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 6.6. Further Assurances. The Borrowers shall execute and deliver, and shall cause each other Loan Party to execute and deliver, from time to time in favor of the Administrative Agent and the Lenders, such documents, agreements, certificates and other instruments as shall be necessary or advisable to effect the purposes of this Agreement.

SECTION 6.7. Costs and Expenses. The Borrowers agree to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, including the reasonable and documented out-of-pocket fees, charges and disbursements of legal counsel for the Administrative Agent, that are incurred in connection with the execution and delivery of this Agreement and the other agreements and documents entered into in connection herewith.

SECTION 6.8. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

SECTION 6.9. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY REQUIREMENTS OF LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS

CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 6.10. Entire Agreement. This Agreement constitutes the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

BORROWERS:

PILGRIM’S PRIDE CORPORATION

By:	/s/ William W. Lovette
Name: William W. Lovette
Title: President and Chief Executive Officer

TO-RICOS, LTD.

By:	/s/ William W. Lovette
Name: William W. Lovette
Title: President and Chief Executive Officer

TO-RICOS DISTRIBUTION, LTD.

By:	/s/ William W. Lovette
Name: William W. Lovette
Title: President and Chief Executive Officer

OTHER LOAN PARTIES:

PILGRIM’S PRIDE CORPORATION OF WEST VIRGINIA, INC.

By:	/s/ William W. Lovette
Name: William W. Lovette
Title: President and Chief Executive Officer

ADMINISTRATIVE AGENT:

COBANK, ACB, as Administrative Agent

By:	/s/ James H. Matzat
Name: James H. Matzat
Title: Vice President

LENDERS:

COBANK, ACB, as Lender and as Swingline Lender

By:	/s/ James H. Matzat
Name: James H. Matzat
Title: Vice President

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL”, NEW YORK BRANCH,
as Lender

By:	/s/ Michalene Donegan
Name: Michalene Donegan
Title: Executive Director

By:	/s/ Brett Delfino
Name: Brett Delfino
Title: Executive Director

BANK OF MONTREAL,
as Lender

By:	/s/ Philip Langheim
Name: Philip Langheim
Title: Managing Director

BARCLAYS BANK PLC,
as Lender

By:	/s/ Nicole Conjares
Name: Nicole Conjares
Title: AVP

MORGAN STANLEY SENIOR FUNDING, INC., as Lender

By:	/s/ Agata Marczak
Name: Agata Marczak
Title: Vice President

AGRILAND, FARM CREDIT SERVICES ACA, as Lender

By:	/s/ John F. Holland
Name: John F. Holland
Title: Chief Credit Officer

ING CAPITAL LLC,
as Lender

By:	/s/ Daniel W. Lamprecht
Name: Daniel W. Lamprecht
Title: Managing Director

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK, as Lender
By:	AIG Asset Management (U.S.), LLC,
as investment adviser

By:	/s/ William H. Hasson
Name: William H. Hasson
Title: Managing Director

WESTERN NATIONAL LIFE INSURANCE COMPANY, as Lender
By:	AIG Asset Management (U.S.), LLC, as investment adviser

By:	/s/ William H. Hasson
Name: William H. Hasson
Title: Managing Director

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, as Lender
By:	AIG Asset Management (U.S.), LLC,
as investment adviser

By:	/s/ William H. Hasson
Name: William H. Hasson
Title: Managing Director

METROPOLITAN LIFE INSURANCE COMPANY, as Lender

By:	/s/ Barry L. Bogseth
Name: Barry L. Bogseth
Title: Director

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), as successor by merger to John Hancock Life Insurance Company and to John Hancock Variable Life Insurance Company, as Lender

By:	/s/ Dwayne Bertrand
Name: Dwayne Bertrand
Title: Managing Director

JOHN HANCOCK LIFE & HEALTH INSURANCE COMPANY, as Lender

By:	/s/ Dwayne Bertrand
Name: Dwayne Bertrand
Title: Managing Director

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY, as Lender

By:	/s/ Dwayne Bertrand
Name: Dwayne Bertrand
Title: Managing Director

TRANSAMERICA LIFE INSURANCE COMPANY, as Lender

By:	/s/ Randall R. Smith
Name: Randall R. Smith
Title: Vice President

MERIT LIFE INSURANCE CO.,
as Lender

By:	/s/ Robert A. Cole
Name: Robert A. Cole
Title: President

U.S. BANK NATIONAL ASSOCIATION,
as Lender

By:	/s/ Thomas N. Martin
Name: Thomas N. Martin
Title: Senior Vice President

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, as Lender

By:	/s/ William C. Pappas
Name: William C. Pappas
Title: Vice President

BANK OF THE WEST,
as Lender

By:	/s/ Michael D. Hogg
Name: Michael D. Hogg
Title: Vice President

BANK OF AMERICA, N.A., as Lender

By:	/s/ Kory Clark
Name: Kory Clark
Title: SVP

THE BANK OF NOVA SCOTIA, as Lender

By:	/s/ Michelle C. Phillips
Name: Michelle C. Phillips
Title: Director

SOCIÉTÉ GENERALE, as Lender

By:	/s/ Barbara Paulsen
Name: Barbara Paulsen
Title: Managing Director

FIFTH THIRD BANK, as Lender

By:	/s/ Dwayne Sharp
Name: Dwayne Sharp
Title: Vice President

BLACK DIAMOND CLO 2005-1 LTD. By: Black Diamond CLO 2005-1 Adviser, L.L.C. As its Collateral Manager, as Lender

By:	/s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

BLACK DIAMOND CLO 2006-1 (CAYMAN) LTD. By: Black Diamond CLO 2006-1 Adviser, L.L.C. As its Collateral Manager, as Lender

By:	/s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

AMERICAN GENERAL LIFE INSURANCE COMPANY, as Lender

By:	AIG Asset Management (U.S.), LLC,
as investment adviser

By:	/s/ William H. Hasson
Name: William H. Hasson
Title: Managing Director

BLACK DIAMOND CLO 2005-2 LTD. By: Black Diamond CLO 2005-2 Adviser, L.L.C. As its Collateral Manager, as Lender

By:	/s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

FARM CREDIT EAST, ACA formerly known as FIRST PIONEER FARM CREDIT, ACA, as Lender

By:	/s/ Thomas W. Cosgrove
Name: Thomas W. Cosgrove
Title: Vice President